Exhibit 13.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Hudson Ltd. (the “Company”) for the year ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Adrian Bartella, Chief Financial Officer of the Company and Principal Financial Officer, hereby certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 14, 2019

By:	/s/ Adrian Bartella
Name: Adrian Bartella
Title: Chief Financial Officer (Principal Financial Officer)